UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

HERBALIFE NUTRITION LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒    No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Herbalife Nutrition Ltd.

EXPLANATORY NOTE

FOR SUPPLEMENT TO PROXY STATEMENT

On March 15, 2022, Herbalife Nutrition Ltd., or the Company, made available to shareholders and filed its Notice of Annual General Meeting of Shareholders and Proxy Statement with the Securities and Exchange Commission, or the Proxy Statement, relating to the Company’s 2022 Annual General Meeting of Shareholders, or the Annual General Meeting, to be held on Wednesday, April 27, 2022, or any adjournment or postponement thereof. The enclosed Supplement to Proxy Statement is being made available to shareholders to add a new Proposal 4, pursuant to which Ms. Celine Del Genes, a new director nominee, will stand for election to the Company’s Board of Directors at the Annual General Meeting.

Except for the Amended Notice of Annual General Meeting of Shareholders, the addition of Proposal 4 and the updated information regarding the make-up of the Board and its nominees inclusive of Ms. Del Genes, this Supplement to Proxy Statement does not modify or supplement any matter presented for consideration or otherwise set forth in the Proxy Statement. We have however, for shareholders’ convenience, included summary information regarding voting and the revocability of proxies. The enclosed Supplement to Proxy Statement should be read in conjunction with the Proxy Statement, as each contains information that is important to your decisions in voting at the Annual General Meeting.

Herbalife Nutrition Ltd.

Amended Notice of Annual General Meeting of Shareholders

Date:	Wednesday, April 27, 2022

Time:	8:30 a.m., Pacific Daylight Time

Place:	800 W. Olympic Blvd., Suite 406 Los Angeles, CA 90015

Record date:	March 1, 2022

Proxy voting:

All shareholders are cordially invited to attend the Annual General Meeting. See Part 1 — “Information concerning solicitation and voting” of the Proxy Statement for details on admission requirements to attend the Annual General Meeting.

However, to assure your representation at the Annual General Meeting, you are urged to vote promptly. You may vote your shares via a toll-free telephone number, over the Internet or by completing, signing and mailing the proxy card or voting instruction form provided to you. Please follow the instructions on the proxy card or voting instruction form provided to you.

Items of business:

1. Elect each of the 10 directors named in the Proxy Statement to the Board of Directors to serve until the 2023 annual general meeting of shareholders of the Company or until their successors are duly elected and qualified;

2. Approve, on an advisory basis, the compensation of the Company’s named executive officers;

3. Ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2022; and

4. Elect Celine Del Genes to the Board of Directors to serve until the 2023 annual general meeting of shareholders of the Company or until her successor is duly elected and qualified.

Shareholders will also transact such other business as may properly come before the Annual General Meeting and at any adjournments or postponements of the Annual General Meeting.

The foregoing items of business are more fully described in the Proxy Statement made available to shareholders on or about March 16, 2022, except that Proposal 4 and additional information with respect thereto is set forth in the enclosed Supplement to Proxy Statement. Only shareholders of record at the close of business on March 1, 2022 are entitled to notice of, and to vote at, the Annual General Meeting and any subsequent adjournment(s) or postponement(s) thereof.

Availability of materials:	On or about March 16, 2022, we began mailing a Notice of Internet Availability of Proxy Materials to our shareholders. The Proxy Statement, the Annual Report to Shareholders, this Amended Notice of Annual General Meeting of Shareholders and the enclosed Supplement to Proxy Statement are available at http://www.edocumentview.com/HLF.

NOTICE IS HEREBY GIVEN that the 2022 Annual General Meeting of Shareholders of Herbalife Nutrition Ltd., a Cayman Islands exempted company incorporated with limited liability, will be held on Wednesday, April 27, 2022 at 8:30 a.m., Pacific Daylight Time, at 800 W. Olympic Blvd., Suite 406, Los Angeles, CA 90015.

Sincerely,

HENRY C. WANG

General Counsel and Corporate Secretary

Los Angeles, California

April 18, 2022

Herbalife Nutrition Ltd.

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2022

This Supplement to Proxy Statement, dated April 18, 2022, or the Supplement, supplements the Proxy Statement made available to shareholders and filed with the Securities and Exchange Commission by Herbalife Nutrition Ltd., or the Company, on March 15, 2022, or the Proxy Statement, relating to the Company’s 2022 Annual General Meeting of Shareholders, or the Annual General Meeting, to be held on Wednesday, April 27, 2022, or any adjournment or postponement thereof.

This Supplement is being made available to shareholders to add a new Proposal 4, pursuant to which Ms. Celine Del Genes, a new director nominee, will stand for election to the Company’s Board of Directors, or the Board, at the Annual General Meeting. We are providing you with additional information in this Supplement and an amended proxy card or voting instruction form to allow you to vote on the election of Ms. Del Genes to serve as a director until the 2023 annual general meeting of shareholders of the Company or until her successor shall have been duly elected and qualified. To facilitate the proper tallying of votes that may have been cast by our shareholders prior to receipt of this Supplement, the election of Ms. Del Genes is being considered as a separate proposal (Proposal 4).

If you want to cast your vote in connection with the election of Ms. Del Genes for director, you must fill out and submit the enclosed amended proxy card or otherwise submit updated voting instructions, as described in the Proxy Statement and in this Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. Therefore, if you are submitting a new proxy or voting instructions, you should vote on each proposal, including those for which you previously submitted a proxy or voting instructions. If you have already voted and do not submit your new proxy card or voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual General Meeting with respect to all other proposals, including the election of the other ten nominees for director in Proposal 1, but will not be counted in determining the outcome of Proposal 4, the election of Ms. Del Genes as a director. However, if you submit a new proxy or voting instructions and vote only on the election of Ms. Del Genes for director, but do not give any directions as to the other proposals, your shares will be voted in favor of each of the 10 director nominees in Proposal 1 and “FOR” Proposals 2 and 3.

This Supplement is first being made available to shareholders on or about April 18, 2022. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

Certain Information concerning solicitation and voting

Set forth below is certain summary information regarding voting and the revocability of proxies. Please see Part 1 of the Proxy Statement for a more detailed discussion of these matters.

Votes required for proposals and board recommendations.    The following table details information regarding the proposals to be voted on at the Annual General Meeting, the Board’s recommendation on how to vote on each proposal, the votes required to approve each proposal and the effect of abstentions and broker non-votes.

Proposal	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes

Item 1: Elect each of the 10 directors named in the Proxy Statement to the Board of Directors to serve until the 2023 annual general meeting of shareholders of the Company or until their successors are duly elected and qualified

	For, Against or Abstain on each nominee	FOR each nominee	Majority of votes cast with respect to each nominee	No effect	No effect

Item 2: Approve, on an advisory basis, the compensation of the Company’s named executive officers	For, Against or Abstain	FOR	Majority of shares represented in person or by proxy and entitled to vote	Treated as votes Against	No effect

Item 3: Ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2022	For, Against or Abstain	FOR	Majority of shares represented in person or by proxy and entitled to vote	Treated as votes Against	Brokers have discretion to vote

Item 4: Elect Celine Del Genes to the Board of Directors to serve until the 2023 annual general meeting of shareholders of the Company or until her successor is duly elected and qualified	For, Against or Abstain	FOR	Majority of votes cast with respect to the nominee	No effect	No effect

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual General Meeting, please take the time to vote. You may vote your shares via a toll-free telephone number, over the Internet or by completing, signing and mailing the proxy card or voting instruction form provided to you with this Supplement. Please follow the instructions on the proxy card or voting instruction form.

Voting.    Each shareholder is entitled to one vote for each Common Share held on the Record Date on all matters submitted for consideration at the Annual General Meeting. A quorum, representing the holders of not less than a majority of the issued and outstanding Common Shares entitled to vote at the Annual General Meeting, must be present in person or by proxy at the Annual General Meeting for the transaction of business. Common Shares that reflect abstentions are treated as Common Shares that are present and entitled to vote for the purposes of establishing a quorum and determining the outcome of any matter submitted to the shareholders for a vote that requires the approval of a specified percentage of shares present and entitled to vote.

“Broker non-votes” are Common Shares held in “street name” through a broker or other nominee over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions. Thus, if you do not give your broker or nominee specific instructions, your Common Shares may not be voted on certain matters. Common Shares that reflect “broker non-votes” are treated as Common Shares that are present and entitled to vote for the purposes of establishing a quorum. However, for the purposes of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, which is the case with all proposals to be considered at the Annual General Meeting other than proposal 3, those Common Shares will be treated as not present and not entitled to vote with respect to that matter, even though those Common Shares are considered present and entitled to vote for the purposes of establishing a quorum and may be entitled to vote on other matters.

See “Meaning of shareholder of record” in the Proxy Statement for additional information regarding the different ways you may hold your Common Shares.

Revocability of proxies.    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by either: (a) delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date; (b) granting a subsequent proxy through the Internet or telephone; or (c) attending the Annual General Meeting and voting in person. However, please note that if you would like to vote at the Annual General Meeting and you are not the shareholder of record, you must request, complete and deliver a proxy from your broker or other nominee.

Proposal 4: Election of Celine Del Genes as a director

The Board has nominated Celine Del Genes for election as a director to serve a one-year term expiring at the 2023 annual general meeting. Ms. Del Genes was identified and recruited through a referral from a non-management director. If Ms. Del Genes and the other 10 director nominees in Proposal 1 are each elected at the Annual General Meeting, the Board will increase the number of directors to 11.

The Board evaluates the independence of our directors annually and will review independence of individual directors on an interim basis as needed to consider changes in employment, relationships and other factors. Our Board has affirmatively determined that Ms. Del Genes is independent in accordance with Section 303A.02 of the NYSE listing standards.

Set forth below is biographical information about Ms. Del Genes, including her specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that she should serve on our Board.

Celine Del Genes Age 46 New Director Nominee

Ms. Del Genes has served as the Global General Manager, Specialist Sports Business Unit at Adidas AG, a multinational corporation that designs and manufactures footwear, apparel and accessories, since February 2019. From January 2017 until February 2019, Ms. Del Genes served as the Global Vice President, Concept-to-Consumer, Global Football/Soccer at Adidas, and has held various positions with Adidas and Reebok around the globe since 2001 with a focus in marketing and communications. Ms. Del Genes holds a Bachelors degree in Marketing, Marketing Management from the EDC Paris Business School.

Other Public Board Membership: None.

Previous Public Board Memberships (Past Five Years): None.

Director Qualifications: Ms. Del Genes’ qualifications to serve on our Board include her experience in the consumer goods industry and marketing, including digital, and strong international experience.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF CELINE DEL GENES TO THE BOARD OF DIRECTORS.

2022 Director nominees

Committees

Name	Independent	Audit	Compensation	Nominating and Corporate Governance	ESG
John O. Agwunobi (Chairman and CEO)					●
Richard H. Carmona				Chair
Celine Del Genes
Michael O. Johnson
Kevin M. Jones			●
Sophie L’Hélias		●			Chair
Alan W. LeFevre (Lead Director)		●		●
Juan Miguel Mendoza
Don Mulligan		Chair	●
Maria Otero			Chair	●	●
John Tartol

Director skills and experience

The following, which amends and restates the comparable section in the Proxy Statement to include Ms. Del Genes in the statistical information, summarizes the qualifications and experiences identified by the nominating and corporate governance committee as being relevant to the Company’s business and structure, and important in creating a diverse and well-rounded Board, as reflected by the current slate of nominees:

•	Executive officer of a public company

•	Direct sales, multi-level marketing or consumer packaged goods

•	Public policy, diplomatic relations or governmental agencies

•	Technology or cybersecurity

•	ESG and CSR

•	Sales and marketing

The below reflects: (1) the tenure of our non-employee director nominees and (2) the racial/ethnic and gender diversity of our director nominees:

1	Calculation reflects number of years of service of Michael O. Johnson before his departure from Herbalife Nutrition Ltd. If prior years of service were not included, average tenure would be 4.6 years.

2	Percentages may not total due to rounding.

Security ownership of Ms. Del Genes

Ms. Del Genes did not beneficially own any Common Shares as of March 1, 2022, the Record Date.

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on April 26, 2022.
Online
Go to www.envisionreports.com/HLF or scan the QR code — login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/HLF
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
2022 Annual Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommend a vote FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.
1. Election of Directors:
01 - John O. Agwunobi
04 - Kevin M. Jones
07 - Juan Miguel Mendoza
10 - John Tartol
For Against Abstain
02 - Richard H. Carmona
05 - Sophie L’Hélias
08 - Don Mulligan
03 - Michael O. Johnson
06 - Alan W. LeFevre
09 - Maria Otero
2. Approve, on an advisory basis, the compensation of the Company’s named executive officers.
4. Election of Celine Del Genes as a director.
3. Ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2022.
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.
Signature 1 — Please keep signature within the box.
Signature 2 — Please keep signature within the box.
1UPX
03LFCD

Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders. The material is available at: www.envisionreports.com/HLF
Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/HLF
qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
Proxy - Herbalife Nutrition Ltd.
Notice of 2022 Annual General Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual General Meeting of Shareholders — April 27, 2022
John Agwunobi and Henry Wang, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Herbalife Nutrition Ltd. to be held on April 27, 2022 at 8:30 a.m., Pacific Daylight Time, at 800 W. Olympic Blvd., Suite 406, Los Angeles, CA 90015 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side)
C Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
2022 Annual Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommend a vote FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.
1. Election of Directors:
01 - John O. Agwunobi
04 - Kevin M. Jones
07 - Juan Miguel Mendoza
10 - John Tartol
For Against Abstain
02 - Richard H. Carmona
05 - Sophie L’Hélias
08 - Don Mulligan
03 - Michael O. Johnson
06 - Alan W. LeFevre
09 - Maria Otero
2. Approve, on an advisory basis, the compensation of the Company’s named executive officers.
4. Election of Celine Del Genes as a director.
For Against Abstain
3. Ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2022.
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1UPX
03LFFD

Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders. The material is available at: www.edocumentview.com/HLF
qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
Proxy - Herbalife Nutrition Ltd.
Notice of 2022 Annual General Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual General Meeting of Shareholders — April 27, 2022
John Agwunobi and Henry Wang, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Herbalife Nutrition Ltd. to be held on April 27, 2022 at 8:30 a.m., Pacific Daylight Time, at 800 W. Olympic Blvd., Suite 406, Los Angeles, CA 90015 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side)